Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
5.	INCOME TAXES

Subsequent to the Effective Date, the TCEH Debtors and the Contributed EFH Debtors are no longer included in the consolidated federal income tax return of EFH Corp. and will be included in Vistra Energy’s consolidated federal income tax return.

Prior to the Effective Date, EFH Corp. was the corporate parent of the EFH Corp. consolidated group, while each of EFIH, Oncor Holdings, EFCH and TCEH was classified as a disregarded entity for US federal income tax purposes. For the 2016 tax year (through the period until the Effective Date) EFH Corp. filed a US federal income tax return in October 2017 that included the results of EFCH, EFIH, Oncor Holdings and TCEH. Pursuant to applicable US Treasury regulations and published guidance of the IRS, corporations that are members of a consolidated group have joint and several liability for the taxes of such group.

Prior to the Effective Date, EFH Corp. and certain of its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and Oncor) were parties to a Federal and State Income Tax Allocation Agreement, which provided, among other things, that any corporate member or disregarded entity in the EFH Corp. group is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. Pursuant to the Plan of Reorganization, the TCEH Debtors and the Contributed EFH Debtors rejected this agreement on the Effective Date. See Note 2 for a discussion of the Tax Matters Agreement that was entered into on the Effective Date between EFH Corp. and Vistra Energy. Additionally, since the date of the Settlement Agreement, no further cash payments among the Debtors were made in respect of federal income taxes. The Settlement Agreement did not alter the allocation and payment for state income taxes, which continued to be settled prior to the Effective Date.

The calculation of our effective tax rate is as follows:

	Successor	Predecessor	Successor	Predecessor
	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Income (loss) before income taxes	$524	$184	$609	$(653)
Income tax (expense) benefit	$(251)	$3	$(284)	$(3)
Effective tax rate	47.9%	(1.6)%	46.6%	(0.5)%

Successor — For the three months ended September 30, 2017, the effective tax rate of 47.9% related to our income tax expense was higher than the US Federal statutory rate of 35% due primarily to nondeductible impacts of the TRA and Texas margin tax and a reduction in the tax basis of certain of our assets based on the finalization of tax returns related to the pre-Emergence period. For the nine months ended September 30, 2017, the effective tax rate of 46.6% related to our income tax expense was higher than the US Federal statutory rate of 35% due primarily to nondeductible impacts of the TRA and Texas margin tax and a reduction in the tax basis of certain of our assets based on the finalization of tax returns related to the pre-Emergence period.

Predecessor — For the three months ended September 30, 2016, the effective tax rate of (1.6)% related to our income tax benefit was lower than the US Federal statutory rate of 35% due primarily to a valuation allowance recorded against deferred tax assets in 2016, offset by the tax benefit recognized from the settlement agreement reached with the Texas Comptroller of Public Accounts. For the nine months ended September 30, 2016, the effective tax rate of (0.5)% related to our income tax expense was lower than the US Federal statutory rate of 35% due primarily to a valuation allowance recorded against deferred tax assets and Texas margin tax expense on pretax losses in 2016.

Liability for Uncertain Tax Positions

Successor — Vistra Energy has limited operational history and filed its first federal tax return in October 2017. We currently have no liabilities for uncertain tax positions.

Predecessor — In September 2016, EFH Corp. entered into a settlement agreement with the Texas Comptroller of Public Accounts (Comptroller) whereby the Comptroller agreed to release all claims and liabilities related to the EFH Corp. consolidated group’s state taxes, including sales tax, gross receipts utility tax, franchise tax and direct pay tax, through the agreement date, in exchange for a release of all refund claims and a one-time payment of $12 million. This settlement was entered and approved by the Bankruptcy Court in September 2016. As a result of the settlement, our Predecessor reduced the liability for uncertain tax positions by $27 million.

9. INCOME TAXES

EFH Corp. files a US federal income tax return that includes the results of EFCH, EFIH, Oncor Holdings and, prior to the Effective Date, TCEH. Prior to the Effective Date, EFH Corp. was the corporate parent of the EFH Corp. consolidated group, while each of EFIH, Oncor Holdings, EFCH and TCEH were classified as a disregarded entity for US federal income tax purposes. Pursuant to applicable US Treasury regulations and published guidance of the IRS, corporations that are members of a consolidated group have joint and several liability for the taxes of such group. Subsequent to the Effective Date, the TCEH Debtors and the Contributed EFH Debtors are no longer included in the consolidated federal income tax return of EFH Corp. and will be included in Vistra Energy’s consolidated federal income tax return.

Prior to the Effective Date, EFH Corp. and certain of its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and Oncor) were parties to a Federal and State Income Tax Allocation Agreement, which provided, among other things, that any corporate member or disregarded entity in the EFH Corp. group is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. Pursuant to the Plan of Reorganization, the TCEH Debtors and the Contributed EFH Debtors rejected this agreement on the Effective Date. See Notes 2 and 10 for a discussion of the Tax Matters Agreement that was entered into on the Effective Date between EFH Corp. and Vistra Energy. Additionally, since the date of the Settlement Agreement, no further cash payments among the Debtors were made in respect of federal income taxes. The Settlement Agreement did not alter the allocation and payment for state income taxes, which continued to be settled prior to the Effective Date.

Income Tax Expense (Benefit)

The components of our income tax expense (benefit) are as follows:

	Successor	Predecessor
	Period from October 3, 2016 through December 31, 2016	Period from January 1, 2016 through October 2, 2016	Year Ended December 31,
			2015	2014
Current:
US Federal	$—	$(6)	$(17)	$30
State	6	9	21	28

Total current	6	3	4	58

Deferred:
US Federal	(75)	(1,234)	(811)	(2,361)
State	(1)	(36)	(72)	(17)

Total deferred	(76)	(1,270)	(883)	(2,378)

Total	$(70)	$(1,267)	$(879)	$(2,320)

Reconciliation of income taxes computed at the US federal statutory rate to income tax benefit recorded:

	Successor	Predecessor
	Period from October 3, 2016 through December 31, 2016	Period from January 1, 2016 through October 2, 2016	Year Ended December 31,
			2015	2014
Income (loss) before income taxes	$(233)	$21,584	$(5,556)	$(8,549)

Income taxes at the US federal statutory rate of 35%	(82)	7,554	(1,945)	(2,992)
Nondeductible TRA accretion	5	—	—	—
IRS audit and appeals settlements	—	—	—	53
Nondeductible goodwill impairment	—	—	770	560
Texas margin tax, net of federal benefit	3	(21)	—	10
Lignite depletion allowance	—	—	(8)	(14)
Interest accrued for uncertain tax positions, net of tax	—	—	(2)	—
Nondeductible interest expense	—	12	21	21
Nondeductible debt restructuring costs	2	38	64	42
Valuation allowance	—	(210)	210	—
Nontaxable gain on extinguishment of LSTC	—	(8,593)	—	—
Other	2	(47)	11	—

Income tax benefit	$(70)	$(1,267)	$(879)	$(2,320)

Effective tax rate	30.0%	(5.9)%	15.8%	27.1%

Deferred Income Tax Balances

Deferred income taxes provided for temporary differences based on tax laws in effect at December 31, 2016 and 2015 are as follows:

	Successor	Predecessor
	December 31, 2016	December 31, 2015
Noncurrent Deferred Income Tax Assets
Alternative minimum tax credit carryforwards	$—	$22
Net operating loss (NOL) carryforwards	8	440
Unfavorable purchase and sales contracts	—	193
Commodity contracts and interest rate swaps	—	125
Property, plant and equipment	943	—
Intangible assets	29	—
Debt extinguishment gains	52	1,109
Employee benefit obligations	84	51
Other	6	55

Total deferred tax assets	1,122	1,995

Noncurrent Deferred Income Tax Liabilities
Property, plant and equipment	—	1,541
Identifiable intangible assets	—	320
Accrued interest	—	138

Total deferred tax liabilities	—	1,999

Valuation allowance	—	209

Net Deferred Income Tax (Asset) Liability	$(1,122)	$213

Successor

At December 31, 2016, we had total deferred tax assets of approximately $1.1 billion that was substantially comprised of book and tax basis differences related to our generation and mining property, plant and equipment. As of December 31, 2016, we assessed the need for a valuation allowance related to our deferred tax asset and considered both positive and negative evidence related to the likelihood of realization of the deferred tax assets. In connection with that analysis, we concluded that it is more likely than not that the deferred tax assets would be fully utilized by future taxable income, and thus, no valuation allowance was recognized.

At December 31, 2016, we had $21 million in net operating loss (NOL) carryforwards for federal income tax purposes that will expire in 2037. At December 31, 2016, we had no alternative minimum tax (AMT) credit carryforwards available.

The income tax effects of the components included in accumulated other comprehensive income totaled a net deferred tax liability of $3 million at December 31, 2016.

Predecessor

At December 31, 2015 our Predecessor had $1.257 billion in net operating loss (NOL) carryforwards for federal income tax purposes that will expire between 2035 and 2036. Audit settlements reached in 2013 resulted in the elimination of substantially all NOL carryforwards generated through 2013 and available AMT credits. The NOL carryforwards can be used to offset future taxable income. Our Predecessor believed that it was more likely than not that the full tax benefit from the NOLs would not be realized. In recognition of this risk, our Predecessor recorded a valuation allowance of $209 million on the net deferred tax assets balance at December 31, 2015. In assessing the need for the valuation allowance, our Predecessor considered both positive and negative evidence related to the likelihood of realization of the deferred tax assets. As a result of our Predecessor’s assessment, it was concluded that there was uncertainty as to whether the current deferred tax assets (other than our Predecessor’s indefinite lived deferred tax assets) would be fully utilized by future reversals of existing taxable temporary differences.

During 2015, our Predecessor’s deferred tax liabilities related to property, plant and equipment were significantly reduced due to impairment charges on certain long-lived assets recorded in those periods. See Note 8 for a discussion of impairment charges. Additionally, our deferred tax liabilities related to debt fair value discounts were eliminated due to the write-off of unamortized deferred debt issuance and extension costs, premiums and discounts previously classified as LSTC.

The income tax effects of the components included in accumulated other comprehensive income totaled a net deferred tax asset of $18 million at December 31, 2015.

Liability for Uncertain Tax Positions

Accounting guidance related to uncertain tax positions requires that all tax positions subject to uncertainty be reviewed and assessed with recognition and measurement of the tax benefit based on a “more-likely-than-not” standard with respect to the ultimate outcome, regardless of whether this assessment is favorable or unfavorable.

Successor

Vistra Energy and its subsidiaries file income tax returns in US federal and state jurisdictions and are expected to be subject to examinations by the IRS and other taxing authorities. Vistra Energy is not currently under audit for any period, and we have no uncertain tax positions at December 31, 2016.

Predecessor

EFH Corp. and its subsidiaries file or have filed income tax returns in US Federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of income tax returns filed by EFH Corp. and any of its subsidiaries for the years ending prior to January 1, 2015 are complete. The IRS chose not to audit the tax return filed by EFH Corp. for the 2015 tax year, and the federal income tax return for the 2016 tax year has not yet been filed. Texas franchise and margin tax return examinations have been completed.

In September 2016, EFH Corp. entered into a settlement agreement with the Texas Comptroller of Public Accounts (Comptroller) whereby the Comptroller agreed to release all claims and liabilities related to the EFH Corp. consolidated group’s state taxes, including sales tax, gross receipts utility tax, franchise tax and direct pay tax, through the agreement date, in exchange for a release of all refund claims and a one-time payment of $12 million. This settlement was entered and approved by the Bankruptcy Court in September 2016. As a result of the settlement, our Predecessor reduced the liability for uncertain tax positions by $27 million.

In July 2016, EFH Corp. executed a Revenue Agent Report (RAR) with the IRS for the 2010 through 2013 tax years. As a result of the RAR, our Predecessor reduced the liability for uncertain tax positions by $1 million, resulting in a reclassification to the accumulated deferred income tax liability. Total cash payment to be assessed by the IRS for tax years 2010 through 2013, but not expected to be paid during the pendency of the Chapter 11 Cases of the EFH Debtors, is approximately $15 million, plus any interest that may be assessed.

In March 2016, EFH Corp. signed a RAR with the IRS for the 2014 tax year. No financial statement impacts resulted from the signing of the 2014 RAR.

In June 2015, EFH Corp. signed a RAR with the IRS for the 2008 and 2009 tax years. The Bankruptcy Court approved EFH Corp.’s signing of the RAR in July 2015. As a result of EFH Corp. signing this RAR, our Predecessor reduced the liability for uncertain tax positions by $22 million, resulting in a $18 million increase in noncurrent inter-company tax payable to EFH Corp., a $2 million reclassification to the accumulated deferred income tax liability and the recording of a $2 million income tax benefit. Total cash payment to be assessed by the IRS for tax years 2008 and 2009, but not paid during the pendency of the Chapter 11 Cases of the EFH Debtors, is approximately $15 million, plus any interest that may be assessed.

In 2014, the IRS filed a claim with the Bankruptcy Court for open tax years through 2013 that was consistent with the settlement EFH Corp. reached with IRS Appeals for tax years 2003-2006. Also in 2014, EFH Corp. signed a final RAR with the IRS and associated documentation for the 2007 tax year. As a result of these events, EFH Corp. effectively settled the 2003-2007 open tax years, and our Predecessor reduced the liability for uncertain tax positions related to such years by $123 million, resulting in a $119 million reclassification to the accumulated deferred income tax liability and the recording of a $4 million income tax benefit reflecting the settlement of certain positions.

In recording the 2014 impacts, our Predecessor identified approximately $85 million of income tax expense related to 2013 which was recorded in December 2014. The impact of recording this expense was not material to the financial statements in 2013 or 2014.

Our Predecessor classified interest and penalties related to uncertain tax positions as current income tax expense. Ongoing accruals of interest after the IRS settlements were not material in 2015 and 2014.

Noncurrent liabilities of our Predecessor included a total of $4 million in accrued interest at December 31, 2015. The federal income tax benefit on the interest accrued on uncertain tax positions was recorded as accumulated deferred income taxes.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in the consolidated balance sheets, during the Predecessor period from January 1, 2016 through October 2, 2016 and the years ended December 31, 2015 and 2014, respectively:

	Predecessor
	Period from January 1, 2016 through October 2, 2016	Year Ended December 31,
		2015	2014
Balance at beginning of period, excluding interest and penalties	$36	$65	$184
Additions based on tax positions related to prior years	—	—	55
Reductions based on tax positions related to prior years	(1)	(11)	(155)
Additions based on tax positions related to the current year	—	—	—
Settlements with taxing authorities	(35)	(18)	(19)

Balance at end of period, excluding interest and penalties	$—	$36	$65

Tax Matters Agreement

On the Effective Date, we entered into a Tax Matters Agreement (the Tax Matters Agreement), with EFH Corp. whereby the parties have agreed to take certain actions and refrain from taking certain actions in order to preserve the intended tax treatment of the Spin-Off and to indemnify the other parties to the extent a breach of such agreement results in additional taxes to the other parties.

Among other things, the Tax Matters Agreement allocates the responsibility for taxes for periods prior to the Spin-Off between EFH Corp. and us. For periods prior to the Spin-Off: (a) Vistra Energy is generally required to reimburse EFH Corp. with respect to any taxes paid by EFH Corp. that are attributable to us and (b) EFH Corp. is generally required to reimburse us with respect to any taxes paid by us that are attributable to EFH Corp.

We are also required to indemnify EFH Corp. against taxes, under certain circumstance, if the IRS or another taxing authority successfully challenges the amount of gain relating to the PrefCo Preferred Stock Sale or the amount or allowance of EFH Corp.’s net operating loss deductions.

Subject to certain exceptions, the Tax Matters Agreement prohibits us from taking certain actions that could reasonably be expected to undermine the intended tax treatment of the Spin-Off or to jeopardize the conclusions of the private letter ruling we obtained from the IRS or opinions of counsel received by us or EFH Corp., in each case, in connection with the Spin-Off. Certain of these restrictions apply for two years after the Spin-Off.

Under the Tax Matters Agreement, we may engage in an otherwise restricted action if (a) we obtain written consent from EFH Corp., (b) such action or transaction is described in or otherwise consistent with the facts in the private letter ruling we obtained from the IRS in connection with the Spin-Off, (c) we obtain a supplemental private letter ruling from the IRS, or (d) we obtain an unqualified opinion of a nationally recognized law or accounting firm that is reasonably acceptable to EFH Corp. that the action will not affect the intended tax treatment of the Spin-Off.